                                                                    Exhibit 24.1
LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS
        The undersigned hereby constitutes and appoints each of Fernando Sarria and Devra Shapiro, signing singly, the undersigned's true and lawful attorney-in-fact to:
        (1)     execute for and on behalf of the undersigned, all reports to be filed by the undersigned pursuant to Section 16(a) of the Securities
        Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder (including Forms 3,4, and 5 and any successor forms) (the "Section 16 Reports") with respect to the equity securities of IPC The Hospitalist Company, Inc. (the "Company");
        (2)     do and perform any and all acts for and on behalf of the
        undersigned that may be necessary or desirable to complete and execute any such Section 16 Report, complete and execute any amendment or amendments thereto, and file such report with the United States
        Securities and Exchange Commission and any stock exchange or similar authority; and
        (3)     take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
        attorney-in-fact's discretion.
        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact, This Power of Attorney may be filed with the
Securities and Exchange Commission as a confirming statement of the authority stated herein,
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of January, 2008.
CB HEALTHCARE FUND, L.P.
By: CB Health Ventures, L.L.C.
    its sole General Partner
By: /s/ Frederick R. Blume
    ---------------------------
    Frederick R. Blume, Manager
STATE OF Massachusetts   )
                            )
COUNTY OF Suffolk)
        On January 23, 2008, before me,_________Tricia L. Moriarty_______,
Notary Public in and for said State and County, personally appeared, Frederick
R. Blume, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.
        WITNESS my hand and official seal.
        /s/ Tricia L. Moriarty
        ---------------------------
        Tricia L. Moriarty